Other Assets - Summary of Other Assets (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2023 INR (₨)	Mar. 31, 2023 USD ($)	Mar. 31, 2022 INR (₨)
Non-current
Capital advance	₨ 10,990	$ 134	₨ 9,971
Advances recoverable	446	5	72
Security deposits	0	0	7
Balances with government authorities	27	0	31
Total	11,463	139	10,081
Current
Advances recoverable (refer Note 53)	1,471	18	1,517
Balances with government authorities	859	10	1,484
Others	34	0	0
Total	₨ 2,364	$ 29	₨ 3,001